UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): June 12, 2007

WaferGen Bio-systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-136424	20-3699764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bayside Technology Center 46571 Fremont Blvd. Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 651-4450

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On June 12, 2007, WaferGen Bio-systems, Inc. (the “Company”) accepted subscriptions for 830,000 units (the “Units”), consisting of an aggregate of 830,001 shares of the Company’s common stock and five-year warrants to purchase an aggregate of 249,000 shares of the Company’s common stock at an exercise price of $2.25 per share, in a private placement (the “Private Placement”) conducted pursuant to the terms of a Confidential Private Placement Memorandum, dated April 16, 2007 (the “Memorandum”). The Company received gross proceeds from such closing of the Private Placement of $1,245,000. The Company had previously sold 7,178,444.33 Units in the Private Placement for aggregate gross proceeds of $10,767,666.50 (including $240,000 of indebtedness that was converted into Units) pursuant to such Memorandum on May 31, 2007, as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 5, 2007, as amended by Amendment No.1 thereto filed with the SEC on June 13, 2007.

The Private Placement was made solely to “accredited investors,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Units and the common stock sold in the Private Placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

Net proceeds received from the Private Placement are expected to be used for research and development, sales and marketing, an investor relations program and repayment of debt and for working capital and other general corporate purposes.

Rodman & Renshaw, LLC acted as the placement agent in the Private Placement (the “Placement Agent”). In connection with the June 12, 2007 closing of the Private Placement, the Company paid the Placement Agent: (i) a cash fee of $87,150 (equal to 7% of the aggregate purchase price paid by each purchaser of Units at such closing); and (ii) five-year warrants to purchase 58,101 shares of our common stock (equal to 7% of the number of shares of our common stock on which the cash fee is payable for units sold in such closing), at an exercise price of $2.25 per share, with mandatory registration rights covering the shares of common stock underlying the warrants.

Description of Warrants

The warrants included in the Units and the warrants issued to the Placement Agent may be exercised, at the option of the holder, by cash payment of the exercise price or by “cashless exercise.” A “cashless exercise” means that in lieu of paying the aggregate purchase price for the shares being purchased upon exercise of the warrants in cash, the holder will forfeit a number of shares underlying the warrants with a “fair market value” equal to such aggregate exercise price. The Company will not receive additional proceeds to the extent that warrants are exercised by cashless exercise.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances, including in the event of a stock dividend, or the Company's recapitalization, reorganization, merger or consolidation. These warrants also provide the holders with weighted-average anti-dilution price protection.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, the Company may, in its discretion, upon exercise, round up to the nearest whole number the number of shares of our common stock to be issued to the warrant holder or otherwise equitably adjust the exercise and exercise price per share.

Registration Rights

The Company has agreed to file, within 120 days of the initial closing date of the Private Placement, a registration statement (the “Registration Statement”) registering for resale (i) the shares of common stock included in the Units sold in the Private Placement, (ii) the shares of common stock underlying the warrants included in the Units sold and (iii) the shares of common stock underlying the warrants issued to the Placement Agent in connection with the Private Placement, consistent with the terms and provisions of the Registration Rights Agreement from the Private Placement, the form of which is Exhibit 10.3 hereto. The Company will use reasonable efforts to cause the Registration Statement to be declared effective by the SEC no later than 120 days after the date filed. The Company has agreed to maintain the effectiveness of the Registration Statement until the earlier of the date on which (i) all of the registrable shares may be resold by the selling stockholders thereunder without registration and without regard to any volume limitations by reason of Rule 144(e) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold under the Registration Statement or Rule 144 under the Securities Act or any other rule of similar effect. The Company has agreed to pay monetary penalties equal to one and one-quarter percent (1.25%) of the gross proceeds of the Private Placement for each full month that, among other things, (i) the Company is late in filing the Registration Statement or (ii) the Registration Statement is late in being declared effective; provided, that the aggregate of any such penalties shall not exceed fifteen percent (15%) of the gross proceeds of the Private Placement. However, if the Registration Statement is not declared effective by the SEC within 120 days after it is filed, or if the SEC allows the Registration Statement to be declared effective, subject to the withdrawal of certain registrable securities, and the reason for each of the foregoing is the SEC’s determination that (x) the offering of any of the registrable securities constitutes a primary offering by the Company of its securities, (y) Rule 415 may not be relied upon for the registration of the resale of any or all of the registrable securities, and/or (z) a selling stockholder must be named as an underwriter, the overall limit of partial liquidated damages that a selling stockholder would be entitled to with respect to the registrable securities not registered is an aggregate of 7% of the aggregate purchase price paid by that selling stockholder.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 12, 2007, the Board of Directors of the Company appointed Joel Kanter as a director of the Company to fill a newly created vacancy on the Board. There was no arrangement or understanding pursuant to which Mr. Kanter was elected as a director. The Company was not and is not a party to any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which Mr. Kanter had or is to have a direct or indirect material interest.

Mr. Kanter has served as President of Windy City, Inc., a privately held investment firm, since July 1986. Mr. Kanter has also served as President and Secretary of Echo Healthcare Acquisition Corp. since June 2006. Mr. Kanter currently serves on the Board of Directors of each of the following public companies: Aquamatrix, Inc.; Echo Healthcare Acquisition Corp.; I-Flow Corporation; Magna-Lab Inc.; Modigene Inc.; Nesco Industries, Inc.; and Prospect Medical Holdings, Inc., as well as a number of private concerns. Mr. Kanter served on the board of Encore Medical Corporation prior to its going-private transaction in November 2006. Mr. Kanter has a B.A. in political science and a B.S. in psychology from Tulane University.

Item 8.01	Other Events

On June 13, 2007, the Company issued a press release announcing the sale of securities and the appointment of directors.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1
Placement Agency Agreement dated April 12, 2007, between WaferGen, Inc. and Rodman & Renshaw, LLC (incorporated herein by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2007)

10.2	Form of Subscription Agreement (incorporated herein by reference to Exhibit 10.19 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2007)

10.3	Form of Registration Rights Agreement (incorporated herein by reference to Exhibit 10.20 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2007)

10.4	Form of Warrants issued to investors in the Private Placement (incorporated herein by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2007)

10.5
Form of Warrant issued to Placement Agent in connection with the Private Placement (incorporated herein by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2007)

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 15, 2007

WAFERGEN BIO-SYSTEMS, INC.

By:	/s/ Alnoor Shivji
Alnoor Shivji
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1
Placement Agency Agreement dated April 12, 2007, between WaferGen, Inc. and Rodman & Renshaw, LLC (incorporated herein by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2007)

10.2	Form of Subscription Agreement (incorporated herein by reference to Exhibit 10.19 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2007)

10.3	Form of Registration Rights Agreement (incorporated herein by reference to Exhibit 10.20 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2007)

10.4	Form of Warrants issued to investors in the Private Placement (incorporated herein by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2007)

10.5
Form of Warrant issued to Placement Agent in connection with the Private Placement (incorporated herein by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2007)

99.1	Press Release